Supplement dated July 16, 2012

To the Prospectuses dated May 1, 2012, as amended, for

New York Life Premier Variable Annuity

New York Life Premier Plus Variable Annuity

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This supplement amends the May 1, 2012 prospectuses (the “Prospectuses”) for the above referenced New York Life variable annuity policies (the “policies”). You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note that as of July 16, 2012, there will be three additional allowable Allocation Alternatives under the version of the Investment Protection Plan (“IPP”) Rider available on or after February 15, 2010.

Keeping these purposes in mind, please note the following:

Investment Protection Plan Rider

As of July 16, 2012, the following Investment Divisions will be added as allowable Allocation Alternatives under the version of the IPP Rider available on or after February 15, 2010:

MainStay VP Convertible – Service Class

MainStay VP MFS Utilities – Service Class

MainStay VP Income Builder – Service Class

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010